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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 19, 2001


                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)


       New Jersey                  0-29030                 22-3475473
       ----------                  -------                 ----------
     (State or other             (Commission             (IRS Employer
jurisdiction of incorporation)   File Number)          Identification No.)


           399 Route 23
        Franklin, New Jersey                            07416
        --------------------                            -----
(Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code   (973) 827-2914
                                                        --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on January 19, 2001 announcing results for the year ended December 31, 2000.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.            Description
         -----------            -----------

            99 Press release announcing results for the year ended December 31, 2000.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SUSSEX BANCORP
                                               ------------------
                                                  (Registrant)


Dated:   January 25, 2001                      By:     /s/ Candace A. Leatham
                                                   -----------------------------
                                                        CANDACE A. LEATHAM
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                     Page No.
-----------       -----------                                     --------

   99             Press release announcing results                   5
                  for the year ended December 31, 2000.



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